                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): February 18, 1997


                                NATIONSBANK, N.A.
              (Exact name of registrant as specified in its charter)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)



           United States
            of America                 33-97436              57-0236115
          ---------------          ----------------        ------------------
          (State or other          (Commission File         (IRS employer
          Jurisdiction of              Number)             Identification No.)
          Incorporation

                                NationsBank, N.A.
                          NationsBank Corporate Center
                             100 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)

  Registrant's telephone number including area code:  (704) 386-5000

Item 5.    Other Events
           ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------
          (c)  Exhibits

          99             Monthly Servicers Certificate for NationsBank, N.A.
                         Class A & B, NationsBank Auto Trust 1995-A

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NATIONSBANK, N.A.
                                   (Registrant)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)


Dated:  February 20, 1997          By: /s/Leslie J. Fitzpatrick
                                       ------------------------
                                   Name:  Leslie J. Fitzpatrick
                                   Title:  Senior Vice President
                                   (Duly Authorized Officer)

                                INDEX TO EXHIBITS


                                                                 Sequentially
Exhibit                                                            Numbered
Number                        Exhibit                                Pages
-------                    ------------------------             --------------

99          Monthly Servicers Certificate for NationsBank, N.A.          1-3
               Class A & B, NationsBank Auto Trust 1995-A